Exhibit 99.2

Analyst Day

October 4, 2023

CPI


CWR
ASTEC
CWR
ASTEC


HAMM
HAMM

Today's Agenda

Welcome
Rick Black
Investor Relations

An Enduring Growth Story
Ned Fleming
Executive Chairman

ROAD-Map 2027
Jule Smith
Chief Executive Officer

Executing a Proven Strategy
Greg Hoffman
Chief Financial Officer

Growth: A Core Competency
Nelson Fleming
VP of Strategy & Business Development

Panel Discussion
Mike Crenshaw, David Ferebee, Robert Baugnon, Nelson Fleming
Platform Company Presidents, VP of Personnel, VP of Strategy & BD

Summary Statements
Jule Smith
Chief Executive Officer

Q&A
Jule Smith, Greg Hoffman

Forward-Looking Statements

Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “seek” “continue,” “estimate,” “predict,” “potential,” “targeting,” “could,” “might,” “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe,” “plan” and similar expressions or their negative. These forward-looking statements include, among others, statements regarding the Company’s expected revenue, net income, Adjusted EBITDA, Adjusted EBITDA Margin, Cash Flow from Operations, Return on Capital Employed (ROCE) and Net Debt to Adjusted EBITDA for the fiscal year ended September 30, 2023, the Company’s fiscal year 2024 outlook and the Company’s business strategy. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors could cause actual results to differ materially from those expressed in the forward-looking statements, including, among others: the preliminary financial information remaining subject to changes and finalization based upon management’s ongoing review of results for the fiscal year ended September 30, 2023 and the completion of all year-end closing procedures; the Company’s ability to successfully manage and integrate acquisitions; failure to realize the expected economic benefits of acquisitions, including future levels of revenues being lower than expected and costs being higher than expected; failure or inability to implement growth strategies in a timely manner; declines in public infrastructure construction and reductions in government funding, including the funding by transportation authorities and other state and local agencies; risks related to the Company’s operating strategy; competition for projects in our local markets; risks associated with the Company’s capital-intensive business; government requirements and initiatives, including those related to funding for public or infrastructure construction, land usage and environmental, health and safety matters; unfavorable economic conditions and restrictive financing markets; the Company’s ability to obtain sufficient bonding capacity to undertake certain projects; the Company’s ability to accurately estimate the overall risks, requirements or costs when it bids on or negotiate contracts that are ultimately awarded to the Company; the cancellation of a significant number of contracts or the Company’s disqualification from bidding for new contracts; risks related to adverse weather conditions; the Company’s substantial indebtedness and the restrictions imposed on the Company by the terms thereof; the Company’s ability to maintain favorable relationships with third parties that supply the Company with equipment and essential supplies; the Company’s ability to retain key personnel and maintain satisfactory labor relations; property damage, results of litigation and other claims and insurance coverage issues; risks related to the Company’s information technology systems and infrastructure; the Company’s ability to maintain effective internal control over financial reporting; and the other risks, uncertainties and factors set forth in the Company’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other reports the Company files with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements, except to the extent required by applicable law.

The Company's independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial information for the year ended September 30, 2023 presented herein or its audit of the Company's financial statements for the year ended September 30, 2023. The Company's actual results may differ from these estimates as a result of the Company's year-end closing procedures, review adjustments and other developments that may arise between now and the time the Company's financial results for the year ended September 30, 2023 are finalized.

An Enduring Growth Story

CONSTRUCTION PARTNERS INC.



Ned Fleming

Executive Chairman

An Enduring Growth Story: 2001 to 2018

Founded in 2001 with a Simple, 3-Point Thesis:

1. Partnered with experienced operators that knew how to build a great company…
2. …Offering services that meet an essential and growing societal need…
3. …In a large, highly fragmented industry with an endless runway of growth opportunities.

D
Average Road Grade(1)

10-15 Years
Cycle for Routine Road Maintenance(2)

94%
Roads in the U.S. Made with Asphalt(3)


Founding to IPO Statistics
0 → 4
State Footprint
0 → 27
Distinct Local Markets
2 → 1,800
Headcount

(1) American Society of Civil Engineers Road Grade, 2021 Infrastructure Report Card
(2) NCAT Report 13-06
(3) U.S. Department of Transportation - Federal Highway Administration

In 2022 Exceeded 5-year Targets from IPO

- ✓ Achieve revenue above $1 billion

$1.3bn
In FY 22

- ✓ Annual revenue growth: single to low double digits

17.6%
FY 18-FY 22 CAGR



CPI CONSTRUCTION PARTNERS INC.
A LEADING INFRASTRUCTURE COMPANY
Nasdaq

- ✓ Continue to grow relative market share and expand geographic footprint

122%
Growth in Number of Distinct Local Markets

19
Acquisitions
(FY 18 - FY 22)

2018 IPO to 2022

May 3, 2018
(day before IPO)



September 30, 2022
(FY 2022)




Production Facility
Added Since IPO

Successful Management Transition



Jule Smith
Chief Executive Officer



Greg Hoffman
Chief Financial Officer

Experienced Leadership Team



Jule Smith
Chief Executive Officer



Greg Hoffman
Chief Financial Officer



Bob Flowers
President CW Roberts



John Harper
President Wiregrass



Ty Johnson
President Fred Smith



David Ferebee
President Ferebee



Mike Crenshaw
President King Asphalt



Reece Akins
President Scruggs



Brett Armstrong
SVP Operations



Robert Baugnon
VP Personnel & Administration



Nelson Fleming
VP Strategy & Business Development



Ryan Brooks
SVP Legal



John Walker
SVP Operations



Heather Dylla
VP Sustainability & Innovation

ROAD-Map 2027

CONSTRUCTION PARTNERS INC.



Jule Smith

Chief Executive Officer

CONSTRUCTION PARTNERS INC.

A LEADING INFRASTRUCTURE COMPANY

ROAD-Map 2027



Financial Outlook Update: FY 23

Revenue[1]

+19-20% YoY Growth


$1.3bn
$1.547-1.557bn
FY 22A
FY 23E

Adjusted EBITDA[1] [2]

+51-55% YoY Growth


$111mm
Margin | 8.5%
$168-172mm
Margin | 10.9-11.0%
FY 22A
FY 23E

(1) FY 23 represents a range of management guidance for fiscal year 2023.
(2) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. For a reconciliation of Adjusted EBITDA to Net Income, the most directly comparable GAAP financial measure, and the resulting calculation of Adjusted EBITDA Margin, see the appendix.

ROAD-Map 2027 - Where We're Going

Revenue[1]
+15-20% CAGR



$2.7-3.2bn
$1.547-1.557bn
FY 23E
FY 27E

Adjusted EBITDA Margin[1] [2]
+50-75 bps annually



13-14%
10.9-11.0%
FY 23E
FY 27E

(1) FY 23 represents a range of management guidance for fiscal year 2023. FY 27 represents a range of management targets for fiscal year 2027. Key assumptions underlying FY 27 target results include a normal economic and funding environment and M&A activity consistent with recent levels.

(2) Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. For a reconciliation of Adjusted EBITDA to Net Income, the most directly comparable GAAP financial measure, and the resulting calculation of Adjusted EBITDA Margin, see the appendix.

Same Proven Strategy

- Asphalt-centered Infrastructure Company
- Regionally Focused in Sunbelt
- Local Markets & Workforce
- Reoccurring Public & Private Revenue
- Short Duration, Low Risk Projects
- Multiple Avenues for Growth in Fragmented Industry

CPI



Asphalt-centered Infrastructure Company

4000+	~60%	6	67	13	2
Employees	Revenue from Publicly-funded Projects	State Footprint	Hot Mix Asphalt (HMA) Plants	Aggregate Plants	Liquid AC Terminals


Production Facility
Production Facility - Added in FY 23

Regionally Focused in Sunbelt

Meaningful population migration …

Top 50 Fastest Growing Metros 2020-2022(1)


29
21
Metros in CPI States
Metros in Other States

Population Growth(1)


2020-2022
2.5%
0.1%
2010-2020
10.7%
6.3%
CPI States
Other States

(1) U.S. Census Bureau, Population Division

Leading to growth in …

Public Infrastructure



Industrial Development



Commercial Development



Regionally Focused in Sunbelt

Meaningful business migration …

OFFICE OF THE GOVERNOR

BMW Investing $1.7 Billion to Expand S.C. Manufacturing Capacity and Footprint

October 2022

THE WALL STREET JOURNAL

…porate Tax Breaks Surge in Push for … and Electric-Vehicle Factories

…pped $1 bill… …ttery and sola… …sought U.S.

THE WALL STREET JOURNAL

…erica Is Back in the Factory Business

…d spending on manufacturing construction heralds a made-in-…S. rebound, stoked by green-energy incentives and concerns …foreign supply chains; 'this is here to stay'

April 2023

WJCL abc

…nce $4.3B plant in Bryan …es for electric vehicles

May 2023

ENR Engineering News-Record

Wolfspeed Commits $5B to NC Materials Facility, Research Partnershi…

April 20…

11 EYEWITNESS abc NEWS

…vel.' Electric carmaker Vinfast breaks …ring plant

July 2023

The Verge

Redwood Materials announces $3.5 billion EV battery recycling plant in South Carolina

December 2022



Local Markets & Workforce

Local markets defined as ~50-mile radius around plants given temperature sensitivity of HMA

Favorable Local Market Dynamic

- Local market knowledge and relationships provides competitive moat
- Hiring and retention advantage as a local operator building jobs where our employees live
- Flexibility to optimize utilization of crews & equipment within adjacent markets
- Strategically positioned to win routine, maintenance-related projects; no out-of-market mega projects

Leading to High Relative Market Share


HMA Plant
Aggregate Plant
Oak Park, GA
Evans
Aiken
Martinez
Augusta
Dublin
Statesboro
Pooler
Hinesville
Fitzgerald
Jesup
Douglas
Tifton
Darien
Moultrie
Adel

CPI

Reoccurring Public & Private Revenue

Public

- Steady stream of maintenance-related contracts let by state DOTs and municipalities throughout the year
- City, county, military base annual resurfacing contracts

Private

- Long-standing relationships with GCs and developers of all sizes in high-growth markets
- Turnkey capabilities and reputation for quality provide advantage on negotiated work




Short Duration, Low Risk Projects

Completed Projects by Size
FY 18 - FY 22



$0-1mm
69%
$1-2mm
11%
$2-3mm
6%
$3-4mm
4%
$4-5mm
3%
$5mm+
7%

6-9 Months

Average Project Duration



Multiple Avenues for Growth in Fragmented Industry

Continuing historical annual revenue growth rate of 15-20% to achieve the targeted $2.7-3.2bn revenue by 2027

Organic
~3x Multiple of EBITDA

Expansion of services or facilities in existing markets

- Paving crews
- Utilities crews
- Grading crews
- Facility upgrades

Greenfield
~4x Multiple of EBITDA

Establishment of manufacturing facility to enter new market or increase vertical integration

- HMA plants
- AC terminals

Acquisitive
~5-6x Multiple of EBITDA

Acquiring businesses within and complementary to our core business

- Platforms
- Bolt-ons
- Vertical integration


EDWARDS

Investment in Aging Infrastructure

Funding for Pavement-Related Infrastructure

by DOT Fiscal Year(1)



$55bn
$78bn
$81bn
47%
Increase over FAST Act levels '21 to '23
FY 21
FY 22
FY 23
FHWA & USDOT
FAA

Accelerating State Investment in 2023

$7bn — **Florida** - Transportation infrastructure investment over four years with Moving Forward Florida legislation(2)

32% — **Tennessee** - Budget increase over four years with $3.3bn Transportation Modernization Act(3)

$850mm — **South Carolina** - Additional dollars in '23-'24 budget to expedite start and completion of projects(4)

$1.2bn — **CPI States** - "Bonus," unused highway funds reallocated by FHWA to CPI states in August 2023 and committed to projects by September 2023

(1) Consolidated Appropriations Act, 2023 and Infrastructure Investment & Jobs Act (IIJA)
(2) Florida Department of Transportation
(3) Tennessee Department of Transportation
(4) South Carolina Executive Budget Summary FY 2023-24
(5) U.S. Department of Transportation, Federal Highway Administration

ROAD-Map 2027 - Margin Expansion

Utilizing three levers of margin growth to increase Adjusted EBITDA Margin by 50-75 bps annually and achieve 13-14% Adjusted EBITDA Margin by 2027

Building Better Markets

- #1 or #2 player in each of our local markets
- Leveraging technology to provide improved market intelligence

Vertical Integration

- Capturing increased margin through self-managed material supply and expansion of construction service capabilities

Scale

- Revenue and cost synergies as topline growth outpaces fixed costs – 10-15 bps impact per year
- Increased purchasing power & cost savings



Building A Sustainable Future

Safety As Our #1 Priority

Representation in Regulation


CWR

Workforce Mobility

Sustainable Production

CPI

FAMILY

We are a family of companies but, more importantly, a company of families.



OPPORTUNITY

We provide opportunities to build better lives.



OUR MOTTO

BUILDING CONNECTED COMMUNITIES

OUR PURPOSE

We are a family of companies dedicated to building better lives and the infrastructure that keeps our communities connected.



RESPECT

We respect each of our employees, customers, and communities.



EXCELLENCE

We strive to do ordinary things extraordinarily well.



Executing a Proven Strategy

CONSTRUCTION PARTNERS INC.



Greg Hoffman

Chief Financial Officer

Executing a Proven Strategy

1. Track Record of Sustainable Growth
2. Proven Strategy with Consistent Visibility
3. Seasonal, Not Cyclical Operations
4. Compelling Outlook and Long-Term Targets
5. Strong Financial Flexibility for Growth



Track Record of Sustainable Growth: FY 23

Revenue(1)
+19% | Midpoint Growth


$1.547-1.557bn
$1.3bn
$911mm
FY 21A
FY 22A
FY 23E

Net Income(1)
+113% | Midpoint Growth


$44.8-47mm
$20mm
$21mm
FY 21A
FY 22A
FY 23E

(1) FY 23 represents a range of management guidance for fiscal year 2023.

Track Record of Sustainable Growth: FY 23


Adjusted EBITDA(1)
+53% | Midpoint Growth
$91mm
$111mm
$168-172mm
FY 21A
FY 22A
FY 23E


Adjusted EBITDA Margin(1)
+28% | Midpoint Growth
9.9%
8.5%
10.9-11.0%
FY 21A
FY 22A
FY 23E

(1) FY 23 represents a range of management guidance for fiscal year 2023. Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. For a reconciliation of Adjusted EBITDA to Net Income, the most directly comparable GAAP financial measure, and the resulting calculation of Adjusted EBITDA Margin, see the appendix.

Proven Strategy with Consistent Visibility

Construction Project Backlog


$1.1bn
$1.3bn
$1.3bn
$1.4bn
$1.5bn
$1.5bn
$1.6bn
Q1 FY22
Q2 FY22
Q3 FY22
Q4 FY22
Q1 FY23
Q2 FY23
Q3 FY23

Historic Rise in Project Backlog

- Approximately 75-85% of backlog is expected to be completed in the next 12 months
- 11 consecutive quarters of growth; generally, however, there is seasonality to the burn/build

Seasonal, Not Cyclical

Historical Revenue Split[1]
by Public vs Non-Public

Not Cyclical -
Opportunity to pivot to high-demand markets


37%
63%
Non-Public
Public

Historical Revenue Split[2]
by Half Year


~40%
~60%

Historical Adj. EBITDA Split[2]
by Half Year


~30%
~70%
1st Half of Year
2nd Half of Year

Seasonal -
Outdoor operations impacted by daylight duration and weather conditions



(1) Average of FY 20, FY 21, and FY 22
(2) Based on historical average of internal company data

Strong Cash Flow Conversion Model

Expected record-high FY 23 operating cash flow highlights operational efficiency and organizational emphasis on cash flow generation

Investing in Growth

	Adjusted EBITDA(1)	Stable and growing cash flow base with reoccurring revenue sources. Progressing back to double-digit EBITDA margins.
(-)	Maintenance Capex (3.25% of Revenue)	
(-)	Interest	Predictable maintenance capital requirements on existing asset base; systematic preventative and predictive maintenance program provides for continued spend visibility.
(-)	Taxes	
(=)	Retained Cash Flow	
	Cash Flow Conversion Rate *52% to 60%*	High return capital investments to expand margins and grow relative market share.
(-)	Cash Flow for Growth Initiatives	

Preliminary FY 23 Cash Flow from Operations

$155-160mm

(1) Adj. EBITDA is used as this already has stock-based compensation, management fees, and other nonrecurring/noncash expenses added back

Initial Guidance - FY 24

Revenue(1)

+15% | Midpoint Growth


$1.547-1.557bn
$1.75-1.825bn
FY 23E
FY 24E

Net Income(1)

+41% | Midpoint Growth


$44.8-47mm
$63-70mm
FY 23E
FY 24E

(1) FY 23 and FY 24 represent ranges of management guidance for fiscal years 2023 and 2024.

Initial Guidance - FY 24

Adjusted EBITDA(1)
+22% | Midpoint Growth


$168-172mm
$197-219mm
FY 23E
FY 24E

Adjusted EBITDA Margin(1)
+6% | Midpoint Growth


10.9-11.0%
11.3-12.0%
FY 23E
FY 24E

(1) FY 23 and FY 24 represent ranges of management guidance for fiscal years 2023 and 2024. Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. For a reconciliation of Adjusted EBITDA to Net Income, the most directly comparable GAAP financial measure, and the resulting calculation of Adjusted EBITDA Margin, see the appendix.

ROAD-Map 2027

Revenue(1)

+15-20% | FY 23-27 CAGR


$1.547-1.557bn
$1.75-1.825bn
$2.7-3.2bn
FY 23E
FY 24E
FY 27E

Net Income(1)

+34-38% | FY 23-27 CAGR


$44.8-47mm
$63-70mm
$145-171mm
FY 23E
FY 24E
FY 27E

(1) FY 23 and FY 24 represent a range of management guidance for fiscal years 2023 and 2024. FY 27 represents a range of management targets for fiscal year 2027. Key assumptions underlying FY 27 target results include a normal economic and funding environment and M&A activity consistent with recent levels.

ROAD-Map 2027

Adjusted EBITDA[(1)]

+20-27% | FY 23-27 CAGR


$168-172mm
$197-219mm
$351-448mm
FY 23E
FY 24E
FY 27E

Adjusted EBITDA Margin[(1)]

+50-75 | Annual bps


10.9-11.0%
11.3-12.0%
13-14%
FY 23E
FY 24E
FY 27E

(1) FY 23 and FY 24 represent a range of management guidance for fiscal years 2023 and 2024. FY 27 represents a range of management targets for fiscal year 2027. Key assumptions underlying FY 27 target results include a normal economic and funding environment and M&A activity consistent with recent levels. Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. For a reconciliation of Adjusted EBITDA to Net Income, the most directly comparable GAAP financial measure, and the resulting calculation of Adjusted EBITDA Margin, see the appendix.

Strong Financial Flexibility for Growth

We see 1.5-2.5x as a healthy leverage ratio for sustained, profitable growth

~$55mm — **Cash** – As of 9/30/23

$300mm — **Interest Rate Swap** – Fixing the Company's rate at 3.6% on $300mm of term debt; swap matures in 2027

$448mm — **Dry Powder** – Available under Incremental and Revolver Credit Facilities (net of reduction for outstanding letters of credit)

Net Debt to Adjusted EBITDA[1]



3.06x
~1.90x
1.75-2.50x
1.50-2.50x
FYE 22A
FYE 23E
FYE 24E
FYE 27E

(1) FY 23 and FY 24 represent a range of management guidance for fiscal years 2023 and 2024. FY 27 represents a range of management targets for fiscal year 2027. Key assumptions underlying FY 27 target results include a normal economic and funding environment and M&A activity consistent with recent levels. Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. For a reconciliation of Adjusted EBITDA to Net Income, the most directly comparable GAAP financial measure, and the resulting calculation of Adjusted EBITDA Margin, see the appendix. For a reconciliation of Net Debt to Total Long-Term Debt, the most directly comparable GAAP financial measure, and the resulting calculation of Leverage Ratio, see the appendix.

Break





CPI

Growth: A Core Competency

CONSTRUCTION PARTNERS INC.



Nelson Fleming

VP of Strategy & Business Development

Three Levers of Growth - Case Studies

Continuing historical annual revenue growth rate of 15-20% to achieve the targeted $2.7-3.2bn revenue by 2027

Lever	Description	Examples
Organic ~3x Multiple of EBITDA	Expansion of services or facilities in existing markets	• Paving crews • Utilities crews • Grading crews • Facility upgrades
Greenfield ~4x Multiple of EBITDA	Establishment of manufacturing facility to enter new market or increase vertical integration	• HMA plants • AC terminals
Acquisitive ~5-6x Multiple of EBITDA	Acquiring businesses within and in complement to our core business	• Platforms • Bolt-ons • Vertical integration


CAT

Case Study: Organic

CPI can increase or enhance its service offerings by developing new crews and adding the necessary equipment to capture more revenue and margin in our existing markets

Typical Mainline Paving Crew

- **~$2.5mm** Investment
- **~$8mm** Annual Revenue
- **10-12** Crew Members
- **~3x** Return Multiple



Case Study: Greenfield

HMA greenfields allow CPI to leverage local leadership, market knowledge, and back-office infrastructure to expand into underserved, adjacent geographies at an attractive rate of return

Typical HMA Plant Greenfield

$4-8mm Investment

~4x Return Multiple

Plant City Annual Revenue(1)


$20mm
$43mm
$65mm
FY 20A
Year 3
FY 23E
Year 6
FY 24E
Year 7


Plant City, FL
Est. May 2017

(1) FY 23 and FY 24 represent midpoint of management guidance for fiscal years 2023 and 2024.

Long Acquisitive Runway in Core Business

145

Privately Owned Asphalt Producers in CPI States(1)

151

Privately Owned Asphalt Producers in Nearby States(1)

Privately Owned HMA Plants(1)



(1) State DOT Qualified Producer Lists and Company Websites

Case Study: Acquisitive

Platform Acquisition › Bolt-on #1 › Bolt-on #2 › Bolt-on #3 › Bolt-on #4

- Acquired South Carolina-based company with a strong management team and well-funded DOT program in the growing Upstate region

158
Headcount

3
HMA Plants

King Asphalt

KING ASPHALT

HMA Footprint
October 2021


Columbia
Charleston
Anderson
Clemson
Easley
Greenwood
Newberry
Lancaster
Lexington
Camden
Hartsville
Darlington
Florence
Sumter
Manning
Orangeburg
Aiken
Summerville
Goose Creek
Walterboro
Hampton
Beaufort
Conway

CPI

Case Study: Acquisitive

Platform Acquisition → **Bolt-on #1** → Bolt-on #2 → Bolt-on #3 → Bolt-on #4

- Geographic expansion of newly-acquired platform company into the fast-growing Myrtle Beach market

5

HMA Plants

Southern Asphalt

SOUTHERN ASPHALT

HMA Footprint

August 2022


Columbia
Charleston
Anderson
Greenwood
Newberry
Lexington
Camden
Sumter
Florence
Darlington
Hartsville
Manning
Orangeburg
Summerville
Walterboro
Hampton
Beaufort

Case Study: Acquisitive

Platform Acquisition → Bolt-on #1 → **Bolt-on #2** → Bolt-on #3 → Bolt-on #4

- Geographic expansion in the Upstate with the addition of one HMA plant and multiple crews

6
HMA Plants

Pickens Construction

PICKENS CONSTRUCTION

HMA Footprint
April 2023


Columbia
Lexington
Newberry
Greenwood
Camden
Hartsville
Darlington
Florence
Sumter
Manning
Orangeburg
Santee
Aiken
Lancaster
Rock Hill
Gaffney
Summerville
Goose Creek
Charleston
Walterboro
Hampton
Beaufort
Port Royal
Conway

Case Study: Acquisitive

Platform Acquisition › Bolt-on #1 › Bolt-on #2 › **Bolt-on #3** › Bolt-on #4

- Acquisition of one HMA plant, providing additional capacity to meet significant local demand in the fastest-growing county in South Carolina(1)

7
HMA Plants

Myrtle Beach HMA Plant



HMA Footprint
August 2023


Gaffney
Spartanburg
Rock Hill
Greenville
Easley
Simpsonville
Clemson
Anderson
Lancaster
Newberry
Greenwood
Hartsville
Darlington
Florence
Camden
Elgin
Columbia
Lexington
Sumter
Manning
Aiken
Orangeburg
Santee
Moncks Corner
Summerville
Goose Creek
Charleston
Hampton
Walterboro
Beaufort
Port Royal
Hilton Head Island
Surfside

(1) US Census Bureau (2020-2022)

Case Study: Acquisitive

Platform Acquisition › Bolt-on #1 › Bolt-on #2 › Bolt-on #3 › **Bolt-on #4**

- One-plant operation added on October 2nd, expanding footprint in the Upstate further west

8

HMA Plants

Hubbard Paving & Grading



HMA Footprint

October 2023


Gaffney
Rock Hill
Greenville
Easley
Lancaster
Newberry
Greenwood
Camden
Hartsville
Darlington
Florence
Elgin
Columbia
Lexington
Sumter
Manning
Aiken
Orangeburg
Santee
Moncks Corner
Summerville
Goose Creek
Hampton
Walterboro
Charleston
Beaufort
Port Royal

Case Study: Acquisitive

Platform Acquisition → **Bolt-on #1** → **Bolt-on #2** → **Bolt-on #3** → **Bolt-on #4**

- Within two years, King added five plants to expand to an eight-plant footprint with meaningful white-space and untapped, high-growth metros remaining

3 HMA Plants	→	8 HMA Plants
158 Headcount	→	400 Headcount

HMA Footprint

Current



Columbia
Charleston
Newberry
Greenwood
Camden
Sumter
Lexington
Orangeburg
Summerville
Walterboro
Hampton

Additional Acquisition Opportunities

2,000+

Non-Asphalt Producers in CPI States(1)

Sample Company Types for Vertical Integration

- ***Trucking***
- ***Striping***
- ***Utilities***
- ***Bridges***
- ***Earth work***
- ***Barriers***
- ***Traffic control***
- ***Guard rail***

Non-Asphalt Producing Highway, Street, Bridge, and Utility Companies(1)


181
426
169
178
355
745
Companies
1,000
0

(1) U.S. Census Bureau, Annual Business Survey Company Summary

Case Study: Vertical Integration - Services

CPI can enhance its service capabilities in existing markets and augment revenue and margin by acquiring "construction-only" contractors at attractive valuations

southern site
May 2023
Grading & sitework contractor


Huntsville, AL
Wilson, NC
Pensacola, FL

PLT CONSTRUCTION
June 2021
Grading & utilities contractor

JMC
October 2021
Grading & utilities contractor

Panel Discussion

CONSTRUCTION PARTNERS INC.



Mike Crenshaw
President King Asphalt



David Ferebee
President Ferebee



Robert Baugnon
VP Personnel & Administration



Nelson Fleming
VP Strategy & Business Development

CONSTRUCTION PARTNERS INC.

A LEADING INFRASTRUCTURE COMPANY

ROAD-Map 2027



Q&A

CONSTRUCTION PARTNERS INC.



Jule Smith
Chief Executive Officer



Greg Hoffman
Chief Financial Officer

Thank You

A Family of Companies

CPI CONSTRUCTION PARTNERS INC.
A LEADING INFRASTRUCTURE COMPANY

CWR CONTRACTING, INC.

FC

FRED SMITH COMPANY
CONSTRUCTION

KING ASPHALT

THE SCRUGGS COMPANY

WC WIREGRASS CONSTRUCTION COMPANY, INC.



CWR


CWR





Appendix



Non-GAAP Financial Measures

Adjusted EBITDA represents net income before, as applicable from time to time, (i) interest expense, net, (ii) provision (benefit) for income taxes, (iii) depreciation, depletion, accretion and amortization, (iv) equity-based compensation expense, (v) loss on the extinguishment of debt and (vi) certain management fees and expenses. Periods commencing subsequent to September 30, 2023 do not include an adjustment for management fees and expenses, which have historically related to the Company's management services agreement with an affiliate of SunTx Capital Partners. Effective October 1, 2023, the term of the management services agreement has been extended to October 28, 2028. As a result of the term extension, the Company no longer views the management fees and expenses paid under the management services agreement as a non-recurring expense. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenues for each period. Net Debt represents total long-term debt less cash.

These metrics are supplemental measures of the Company's operating performance that are neither required by, nor presented in accordance with, GAAP. These measures have limitations as analytical tools and should not be considered in isolation or as an alternative to net income or any other performance measure derived in accordance with GAAP as an indicator of the Company's operating performance. The Company presents these metrics because management uses these measures as key performance indicators and believes that securities analysts, investors and others use these measures to evaluate companies in our industry. The Company's calculation of these metrics may not be comparable to similarly named measures reported by other companies. Potential differences may include differences in capital structures, tax positions and the age and book depreciation of intangible and tangible assets.

Except as otherwise set forth herein, we are unable to reconcile forward-looking non-GAAP guidance measures to their nearest GAAP measure because we are unable to predict the timing of these adjustments with a reasonable degree of certainty. By their very nature, special and other non-core items are difficult to anticipate with precision because they are generally associated with unexpected and unplanned events that impact our company and its financial results.

The following tables present a reconciliation of net income, the most directly comparable measure calculated in accordance with GAAP, to Adjusted EBITDA and the calculation of Adjusted EBITDA Margin for the periods presented.

Total Long-Term Debt to Net Debt Reconciliation
Fiscal Year Ended September 30, 2023

(Unaudited, in thousands)	Fiscal Year Ended September 30, 2023 Preliminary Results	
	Low	High
Total long-term debt	$ 376,850	$ 376,850
Less: Cash	55,000	55,000
Net Debt	321,850	321,850
Adjusted EBITDA	$ 165,000	$ 170,000
Leverage Ratio	1.92x	1.87x

CPI

Net Income to Adjusted EBITDA Reconciliation

Fiscal Years Ended September 30, 2022 and 2021

(In thousands)	For the Fiscal Year Ended September 30, 2022	2021
Net income	$ 21,376	$ 20,177
Interest expense, net	7,701	2,404
Provision for income taxes	6,915	8,349
Depreciation, depletion, accretion and amortization	65,730	49,806
Equity-based compensation expense	8,000	3,549
Management fees and expenses(1)	1,451	1,935
Settlement of legal claim and associated legal expenses(2)	—	4,362
Adjusted EBITDA	$ 111,173	$ 90,582
Adjusted EBITDA Margin	8.5%	9.9%

CPI

(1) Reflects fees and reimbursement of certain out-of-pocket expenses under a management services agreement with an affiliate of SunTx Capital Partners, the Company's controlling stockholder.
(2) Reflects a $3.2 million legal settlement and associated legal expenses unrelated to the Company's core operations.

Net Income to Adjusted EBITDA Reconciliation
Fiscal Year 2023 Updated Outlook

(Unaudited, in thousands)	Fiscal Year Ended September 30, 2023 Preliminary Results	
	Low	High
Net income	$ 44,800	$ 47,000
Interest expense, net	18,400	18,600
Provision for income taxes	15,000	15,800
Depreciation, depletion, accretion and amortization	78,200	78,600
Equity-based compensation expense	10,100	10,400
Management fees and expenses(1)	1,500	1,600
Adjusted EBITDA	$ 168,000	$ 172,000
Adjusted EBITDA Margin	10.9%	11.0%

(1) Reflects fees and reimbursement of certain out-of-pocket expenses under a management services agreement with an affiliate of SunTx Capital Partners, the Company's controlling stockholder.

Net Income to Adjusted EBITDA Reconciliation
Fiscal Year 2024 Outlook

(Unaudited, in thousands)	For the Fiscal Year Ended September 30, 2024	
	Low	High
Net income	$ 63,000	$ 70,000
Interest expense, net	18,000	20,500
Provision for income taxes	21,200	23,600
Depreciation, depletion, accretion and amortization	83,600	93,100
Equity-based compensation expense	11,200	11,800
Adjusted EBITDA	$ 197,000	$ 219,000
Adjusted EBITDA Margin	11.3%	12.0%